UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2019

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38341	52-2126573
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

600 Telephone Avenue, Anchorage, Alaska	99503-6091
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	907 - 297 – 3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	ALSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01     Other Events.

On October 24, 2019, Alaska Communications Systems Group, Inc. (the “Company”) issued a press release announcing the naming of Laurie Butcher as the Company’s Chief Financial Officer. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

As reported in the Current Report Form 8-K under Item 5.02 on November 4, 2015, Ms. Butcher was named the Company’s principal financial and accounting officer effective November 5, 2015. Her responsibilities and compensation as principal financial and accounting officer were not affected by the change in title disclosed in the above referenced press release.

The employment arrangement between the Company and Ms. Butcher dated November 7, 2018 remains in effect. This agreement and the 2016 Officer Severance Policy are incorporated by reference to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

10.1

Employment arrangement between Alaska Communications Systems Group, Inc. and Laurie Butcher (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 29, 2018).

10.2	Alaska Communications 2016 Officer Severance Policy (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on November 29, 2018).

99.1	Alaska Communications Systems Group, Inc. Press Release issued October 24, 2019 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2019	Alaska Communications Systems Group, Inc.

/s/ Leonard A. Steinberg Leonard A. Steinberg Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1

Employment arrangement between Alaska Communications Systems Group, Inc. and Laurie Butcher (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 29, 2018).

10.2	Alaska Communications 2016 Officer Severance Policy (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on November 29, 2018).

99.1	Alaska Communications Systems Group, Inc. Press Release issued October 24, 2019 (filed herewith).